Power generation licenses	12 Months Ended
Dec. 31, 2019
Power generation licenses [abstract]
Power generation licenses
12	Power generation licenses

The movements in the carrying amount of power generation licences during the years are as follows:

	2019	2018

Beginning of the year	4,014,972	3,916,246

Movement:
Currency translation differences	134,496	98,726

End of the year	4,149,468	4,014,972

The Group acquired the power generation licence in connection with the acquisition of Tuas Power. The power generation licence was initially recognised at fair value at the acquisition date. Tuas Power operates power plants in Singapore pursuant to the licence granted by the Energy Market Authority for a period of 30 years from 2003 until 2032. The licence was extended to 2044 during 2011 with minimal costs and is subject to further renewal. The Group expect that the applicable rules and regulations surrounding the renewal can be complied with based on the current market framework. The Group assessed the useful life of the power generation licence at 31 December 2019 as indefinite and therefore the licence is not amortised.

Impairment test of power generation licence

Power generation licence belongs to and has been assigned to Tuas Power, a CGU. The recoverable amount of the CGU is determined based on value-in-use calculation. Management prepared the impairment model based on budget approved by the Board and various factors, such as inflation, power demand and other factors as well as the terminal value. There is no impairment provided for the power generation licence for the year ended 31 December 2019 (2018: Nil).

Key assumptions used for value-in-use calculations:

Management has assessed that one of the most sensitive key assumptions is the pre-tax discount rate which was arrived at based on weighted average cost of capital. The pre-tax discount rate applied in determining the recoverable amounts of the CGU was 7.33% (31 December 2018: 8.02%). An absolute increase in the pre-tax discount rate of 0.5% (31 December 2018: 0.5%) would result in approximately RMB1,706 million (31 December 2018: RMB1,715 million) decrease in the recoverable amount of the CGU.

Other key assumptions include projection of its business performance based on estimation of gross margin from electricity sold, sales volume of electricity sold and other operating expenses, which are largely based on a combination of past performance of the CGU, its expectation of market developments and consistency with forecasts included in industry reports. On average, the growth rates of 2.0% was used in consideration of future expansion plans and new development projects as part of the long-term strategy. Cash flows beyond the terminal year was extrapolated using a growth rate of 2.0%.